                            EXCHANGE OFFER AGREEMENT
                            ------------------------


           THIS Exchange Offer Agreement (this "Agreement") is entered into as of the 16th day of April, 2002, between WHITEWING LABS, INC., a corporation organized under the laws of the State of Delaware ("Whitewing") and TOTAL FILTER RECYCLING, INC., D.B.A. TOTAL RECYCLING SERVICES, a corporation organized under the laws of the State of New Jersey ("TRS").

         WHEREAS, the Boards of Directors of Whitewing and TRS each have determined that it is advisable and in the best interests of each corporation and their respective shareholders to effect an acquisition of TRS by Whitewing, pursuant to which Whitewing shall make an exchange offer (the "Offer"), subject to terms and conditions contained herein, to exchange 20 shares of its Common Stock par value $0.001 per share (the "Whitewing Common Stock") for each share of TRS Common Stock, no par value per share (the "TRS Common Stock"), tendered by holders of TRS Common Stock (the "TRS Shareholders") upon the terms and subject to the conditions set forth herein, such that upon consummation of the Offer, TRS shall become a subsidiary of Whitewing pursuant to a tax free reverse merger in accordance with I.R.C. 368;

         WHEREAS, the TRS Shareholders are either "accredited investors" within the meaning of Rule 501(a) of Regulation D of the rules promulgated by the Securities and Exchange Commission (the "SEC") or are otherwise Exempted Persons (as defined below in Section 1.3);

         WHEREAS, immediately prior to the consummation of the Offer, certain persons are subscribing (the "Subscription") to purchase shares of TRS Common Stock pursuant to Subscription Agreements variously dated as of their respective signatures (the "Subscription Agreement"), and such persons who have subscribed for such shares of TRS Common Stock are eligible to participate in the Offer;

         WHEREAS, by resolutions duly adopted, the respective Boards of Directors of Whitewing and TRS have approved and adopted this Agreement and the transactions contemplated hereby;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                    THE OFFER
                                    ---------

      1.1 CLOSING. The exchange of shares pursuant to the Offer and the closing of the transactions contemplated herein (the "Closing") shall occur at the offices of Rosensteel & Beckmann LLC, 90 Park Avenue, New York, New York 10016 at 10:00 A.M. local time on April 23, 2002, with the understanding that the proceedings may not be substantially completed until the following day. In the event the Closing does not occur on the said closing date due to no fault on the part of Whitewing, TRS shall have the right to adjourn the Closing for a period of up to 14 days by paying to Whitewing, at or before the close of business on the closing date, an Adjournment Fee of $25,000. In the event the Closing does not occur on the adjourned closing date, TRS shall have the right to further adjourn the Closing for up to an additional 14 days by paying to Whitewing, at or before the close of business on the adjourned closing date, a second Adjournment Fee of $25,000. There shall be no further right of adjournment. All such Adjournment Fees shall be deposited into Whitewing's cash account.

       1.2 THE EXCHANGE. At the Closing, provided that each of the conditions set forth in Articles V and VI hereof have been satisfied or waived and provided that this Agreement shall not have been terminated in accordance with Section

8.4, Whitewing shall issue and exchange 20 shares of Whitewing Common Stock for each share of TRS Common Stock validly and duly tendered pursuant to Section 1.3 of this Agreement.

       1.3 TENDERING SHAREHOLDERS. Each TRS Shareholder that wishes to tender their shares of TRS Common Stock pursuant to the Offer (a "Tendering Shareholder") shall [unless such shareholder shall have subscribed for shares of TRS Common Stock in the Subscription and shall have executed an Investor Questionnaire in the form set forth as an Attachment to the Subscription Agreement (the "Investor Questionnaire")] execute a Shareholder's Certificate in the form set forth on Exhibit A hereto (a "Shareholder's Certificate"), and a Stock Power in the form set forth on Exhibit B hereto (the "Stock Power" and together with either of the Investor Questionnaire or the Shareholder's Certificate, the "Shareholder Transmittal Forms") and shall submit such duly executed Shareholder Transmittal Forms, together with original stock certificate(s) for their shares of TRS Common Stock to:

                  Whitewing Labs, Inc.
                  c/o Joseph Bianco
                  611 Broadway (Suite 307)
                  New York, NY 10012

no later than one day prior to the Closing, as the same may be adjourned by the exercise, by TRS, of its right to adjourn the Closing in accordance with Section
1.1. The Shareholder's Certificate will require the Tendering Shareholder to either (a) make a representation to the effect that he/she is an "accredited investor" within the meaning of Rule 501(a) of Regulation D of the rules promulgated by the SEC (an "Accredited Investor"), or (b) if the Tendering Shareholder is not an Accredited Investor, make a representation to the effect that they are not an "underwriter" or "dealer", as such terms are defined in Sections 2(11) and 2(12) of the Securities Act, respectively, and that they have not acquired the Whitewing Common Stock received in the Offer pursuant to any "public offering" as such term is used in Sections 4(2) of the Securities Act (an "Exempted Person"). Any submission by a Tendering Shareholder of their original TRS Common Stock certificate without the Shareholders Transmittal Forms or vice versa shall not be considered due and valid tender of TRS Common Stock pursuant to the Offer.

         1.4 DIRECTORS. At the Closing, the persons listed on Schedule A attached hereto shall be elected and shall begin serving as members of the Board of Directors of Whitewing. All other directors of Whitewing not listed on Schedule A shall have resigned at or prior to Closing.

                                   ARTICLE II

                      REPRESENTATIONS AND WARRANTIES OF TRS
                      -------------------------------------

2.       TRS represents and warrants to Whitewing that:

         2.1 DUE ORGANIZATION, GOOD STANDING AND CORPORATE POWER. TRS is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and TRS has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on TRS's business or TRS's ability to consummate the transactions contemplated hereby. TRS is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or licensed and in good standing could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on TRS.

         2.2 APPROVAL OF AGREEMENTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Directors of TRS, and no other corporate proceedings on the part of TRS are necessary to authorize this Agreement or the carrying out of the transactions contemplated hereby. TRS has the right, power and authority to enter into this Agreement and consummate the transactions contemplated hereby. Neither the execution and delivery of this Agreement, nor the carrying out of the transactions contemplated hereby, will result in any violation of or be in conflict with any instruments, laws, orders or regulations, and no consent, approval or authorization of any lender, trustee, security holder or governmental agency is required in connection with the execution, delivery or performance by TRS of this Agreement. TRS is not subject to any charter provision or By-Law, mortgage, lease, agreement, instrument, order, judgment or decree, to which it is a party or by which it or its properties are bound which would prevent or require the consent of any other person for the consummation of the transactions contemplated by this Agreement.

         2.3 NUMBER OF SHARES OF TRS COMMON STOCK OUTSTANDING. All issued and outstanding shares of TRS Common Stock have been duly authorised and validly issued and are fully paid and nonassessable. Effective upon Closing, there shall be 1,400,000 shares of TRS Common Stock issued and outstanding. At Closing there shall be no outstanding or authorized options, warrants, rights, subscriptions, claims of any character, agreements, obligations, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to shares of capital stock or other equity interests of TRS, pursuant to which TRS is or may become obligated to issue shares of its capital stock or other equity interests or any securities convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of the capital stock or other equity interests of TRS. There are no outstanding obligations of TRS to repurchase, redeem or otherwise acquire any outstanding securities of TRS. TRS has no outstanding bonds, debentures, notes or other indebtedness the holders of which have the right to vote (or convertible or exchangeable into or exercisable for securities the holders of which have the right to vote) with the shareholders of TRS on any matter.

         2.4 TRS FINANCIAL STATEMENTS. The audited Balance Sheets and the audited Income Statements for TRS for the periods ended December 31, 2000 and December 31, 2001 (collectively, the "TRS Financial Statements") are each set forth on Exhibits C and D, respectively. The TRS Financial Statements as of their respective dates comply as to form in all material respects with applicable accounting requirements and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly and accurately present in all material respects the financial position of TRS as of the dates thereof and the results of their operations for the periods then ended.

         2.5 NO MATERIAL ADVERSE CHANGE IN TRS. There shall have been no material adverse change on the financial condition of TRS taken as a whole between December 31, 2001 and the Closing Date, except that occurrences due to a disruption of TRS's business solely as a result of the announcement of the execution of this Agreement and the transactions proposed to be consummated by this Agreement shall be excluded from consideration for purposes of material adverse change herein.

         2.6 BRING-DOWN OF REPRESENTATIONS. The representations and warranties of TRS contained herein will be true and correct at and as of the Closing Date as though made at and as of such date, except as affected by the transactions contemplated by this Agreement or where intended by their context to be true only as of the date hereof.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF WHITEWING
                   -------------------------------------------

3.       Whitewing represents and warrants to TRS that:

         3.1 DUE ORGANIZATION, GOOD STANDING AND CORPORATE POWER. Whitewing is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and Whitewing has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on Whitewing's business or Whitewing's ability to consummate the transactions contemplated hereby. Whitewing is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or licensed and in good standing could not reasonably be expected to, individually or in the aggregate, have a material adverse effect on Whitewing.

         3.2 APPROVAL OF AGREEMENTS. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of Whitewing, and no other corporate proceedings on the part of Whitewing are necessary to authorize this Agreement or the carrying out of the transactions contemplated hereby. Whitewing has the right, power and authority to enter into this Agreement and consummate the Offer contemplated hereby. Neither the execution and delivery of this Agreement, nor the carrying out of the transactions contemplated hereby, will result in any violation of or be in conflict with any instruments, laws, orders or regulations, and no consent, approval or authorization of any lender, trustee, security holder or governmental agency is required in connection with the execution with the execution, delivery or performance by Whitewing of this Agreement or the Offer. Whitewing is not subject to any charter provision or By-Law, or any mortgage or lease, agreement, instrument, order, judgment or decree to which it is a party or by which it or its properties are bound which would prevent or require the consent of any other person for the consummation of the transactions contemplated by this Agreement.

         3.3 CAPITAL STOCK OF WHITEWING. The authorized capital stock of Whitewing consists solely of 100,000,000 shares of Whitewing Common Stock, of which at Closing there shall be 35,061,443 shares of Whitewing Common Stock duly authorized, validly issued and outstanding, fully paid and nonassessable, and preferred stock, none of which is outstanding. There are no pre-emptive rights with respect to the Whitewing Common Stock. None of such shares has been issued in violation of the Securities Act of 1933, as amended (the "Securities Act"). As of the Closing, there will be no outstanding options, warrants, or other rights to subscribe for or purchase or otherwise acquire or to sell or otherwise dispose of any securities of Whitewing, or any plans, contracts or commitments providing for the issuance of or the granting of rights to acquire any capital stock of Whitewing or securities convertible into or exchangeable for capital stock of Whitewing, except options exercisable for a total of 1,200 shares at an exercise price of $4.00 per share. There are no shares of capital stock of Whitewing reserved for issuance by Whitewing.

         3.4 WHITEWING FINANCIAL STATEMENTS AND SEC FILINGS. Whitewing has filed all required reports, schedules, forms, statements and other documents (the "Whitewing SEC Documents") with the SEC since the date that it became a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of their respective dates, the Whitewing SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Whitewing SEC Documents, and none of the Whitewing SEC Documents when filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements herein, in light of the circumstances under which they were made, not misleading. The financial statements of Whitewing included in the Whitewing SEC Documents as of their respective dates comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the financial position of Whitewing as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments not material in amount). Except as reflected in the financial statements of Whitewing included in the Whitewing SEC Documents, Whitewing has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which are required by generally accepted accounting principles to be set forth on a consolidated balance sheet of Whitewing or in the notes thereto other than any liabilities and obligations incurred since December 31, 2001 in the ordinary course of business or which, individually or in the aggregate, are not expected to have a material adverse effect on Whitewing.

         3.5. NO REGISTRATION REQUIRED. The issuance of Whitewing Common Stock pursuant to the Offer and in accordance with the terms and conditions contained herein, does not need to be registered by Whitewing under the Securities Act or the Exchange Act, and the consummation of the Offer and the transactions contemplated herein does not require the approval, consent or filing of any forms with any applicable US or State governmental, regulatory or administrative body.

         3.6. WHITEWING CASH AT CLOSING. As of April 1, 2002, Whitewing shall have not less than $450,000 in cash at hand and shall also be the holder of a note receivable with a principal outstanding balance of $189,656 (the "Note Receivable"). To the best knowledge of the management of Whitewing, the outstanding principal balance of, and all accrued interest payments due under, the Note Receivable are collectible in full, and without any likelihood of a default thereunder.

         3.7. OPERATION PENDING CLOSING. Pending the Closing, Whitewing shall expend no monies other than that which is reasonable and necessary or required by law to maintain its charter in good standing, to comply with requirements of law, to retain its integrity as a public company, and to maintain its Officers and Directors insurance policy in force.

         3.8. BRING-DOWN OF REPRESENTATIONS. The representations and warranties of Whitewing contained herein will be true and correct at and as of the Closing Date as though made at and as of such date, except as affected by the transactions contemplated by this Agreement or where intended by their context to be true only as of the date hereof.

                                   ARTICLE IV

                              ADDITIONAL AGREEMENTS
                              ---------------------

4.       REGISTRATION RIGHTS AGREEMENT.

         a. On the Closing Date, Whitewing and some of the Tendering Shareholders who have recently acquired their TRS Common Stock for cash consideration or, after January 1, 2002 exchanged debt instruments of TRS for TRS Common Stock (collectively, the "Contributing Shareholders") shall have executed the Registration Rights Agreement substantially in the form attached hereto as Exhibit E, pursuant to which Whitewing shall agree to, within 90 days of the Closing Date, register under the Securities Act and the Exchange Act those shares issued to the Contributing Shareholders pursuant to the Offer.

         b. On or before the Closing Date, Whitewing, W-Net, Inc., Andrew T. Libby and Douglas Jacobson shall have executed the Registration Rights Agreement substantially in the form annexed hereto as Exhibit F, pursuant to which Whitewing shall agree to, within 90 days of the Closing Date, register under the Securities Act and the Exchange Act the shares which each of Messrs. Libby and Jacobson and W-Net, Inc. hold in Whitewing.

                                    ARTICLE V

               CONDITIONS TO WHITEWING'S CONSUMMATION OF THE OFFER
               ---------------------------------------------------

5. Whitewing's obligation to consummate the Offer is subject to the satisfaction of, or waiver pursuant to Section 8.3 of the following conditions:

         5.1 COMPLETION OF FUNDRAISING BY TRS. TRS shall have successfully raised $600,000 or more in new equity financing.

         5.2 95% ACCEPTANCE OF THE OFFER. Prior to the Closing, the shareholders of TRS shall have validly tendered into the Offer in accordance with the terms of Section 1.3 hereof, a number of shares of TRS Common Stock that in the aggregate represents at least ninety five percent (95%) of the total amount of issued and outstanding TRS Common Stock.

         5.3 TENDERING SHAREHOLDERS MUST EXECUTE SHAREHOLDER'S CERTIFICATE. Each Tendering Shareholder shall have duly and validly executed the Shareholders Transmittal Forms.

         5.4 ACCURACY OF TRS REPRESENTATIONS AND WARRANTIES. The representations and warranties of TRS in this Agreement shall be correct in all material respects when made and at the time of Closing. At Closing, TRS shall deliver to Whitewing an Officer's Certificate dated the Closing Date, in a form of Exhibit G hereto, certifying as to (a) the accuracy of the TRS representations contained herein, (b) the satisfaction of the condition set forth in Section 5.1 hereof,
(c) the satisfaction of the condition set forth in Section 5.2 hereof and (d) the satisfaction of the condition set forth in Section 5.3 hereof. TRS shall also deliver at Closing a Secretary's Certificate certifying as to the Board Resolutions approving the Offer and the transactions contemplated herein and also as to the incumbency of the TRS officer executing the TRS Officer's Certificate.

                                   ARTICLE VI

                  CONDITIONS TO TRS'S CONSUMMATION OF THE OFFER
                  ---------------------------------------------

6. TRS's obligation to consummate the Offer is subject to the satisfaction of, or waiver pursuant to Section 8.3 of the following conditions:

         6.1 ACCURACY OF WHITEWING REPRESENTATIONS AND WARRANTIES. The representations and warranties of Whitewing in this Agreement shall be correct in all material respects when made and at the time of Closing. At Closing, Whitewing shall deliver to TRS an Officer's Certificate dated the Closing Date, in a form of Exhibit I hereto, certifying as to the accuracy of the Whitewing representations contained herein. Whitewing shall also deliver at Closing a Secretary's Certificate substantially in the form of Exhibit J certifying as to the Board Resolutions approving the Offer and the transactions contemplated herein and also as to the incumbency of the Whitewing officer executing the Whitewing Officer's Certificate.

                                   ARTICLE VII

                            SURVIVAL; INDEMNIFICATION
                            -------------------------

         7.1 SURVIVAL. All representations, warranties, covenants and agreements contained in this Agreement, or in any schedule or exhibit hereto, or other writing delivered pursuant hereto, shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, but no claims for breach thereof may be brought except as provided below in this
Section 7.

         7.2 INDEMNIFICATION. Each of Whitewing and TRS (each, an "Indemnifying Party") agrees to indemnify and hold harmless each of the other parties hereto, and their respective officers, directors, employees and agents (individually, an "Indemnified Party" and collectively, the "Indemnified Parties") at all times against and in respect of all losses, liabilities, obligations, damages, deficiencies, actions, suits, proceedings, demands, assessments, orders, judgments, costs and expenses (including the reasonable fees and disbursement of attorneys, whether incurred in disputes between the parties or in disputes with third parties, or otherwise) of any kind or nature whatsoever (collectively, "Losses"), to the extent sustained, suffered or incurred by or made against any Indemnified Party, to the extent based upon, or arising out of or in connection with, (i) any breach of any representation or warranty made by the Indemnifying Party in this Agreement; or (ii) any breach of any covenant or agreement made by the Indemnifying Party in this Agreement (such claims under clauses (i) and (ii) being hereinafter collectively referred to as "Indemnifiable Claims").

         7.3 NOTICE; DEFENSE OF CLAIMS. Promptly after receipt by an Indemnified Party of notice of any Indemnifiable Claim, the Indemnified Party shall give notice thereof in writing the Indemnifying Party, but the omission so to notify the Indemnifying Party promptly will not relieve the Indemnifying Party from any liability except to the extent that the Indemnifying Party shall have been prejudiced as a result of the failure or delay in giving such notice. Such notice shall state the information then available regarding the amount and nature of such Indemnifiable Claim, and shall specify the provision or provisions of this Agreement upon which such Indemnifiable Claim is based. If within thirty (30) days after receiving such notice the Indemnifying Party gives written notice to the Indemnified Party stating that it disputes and intends to defend against the Indemnifiable Claim so asserted, at its own cost and expense, then counsel for the defense shall be selected by the Indemnifying Party (subject to the consent of the Indemnified Party which consent shall not be unreasonably withheld) and the Indemnifying Party shall not be required to make any payment with respect to such Indemnifiable Claim as long as it is conducting a good faith and diligent defense at its won expense; PROVIDED, HOWEVER, that the assumption of defense of any such matters by the Indemnifying Party shall relate solely to the claim, liability or expense that is subject to indemnification. The Indemnifying Party shall have the right, with the consent of the Indemnified Party, which consent shall not be unreasonably withheld, to settle all indemnifiable matters related to claims by third parties which are susceptible of being settled provided its obligation to indemnify the Indemnified Party therefor will be fully satisfied. The Indemnifying Party shall keep the Indemnified Party apprised of the status of the Indemnifiable Claim and any resulting suit, proceeding or enforcement action and shall furnish the Indemnified Party with all documents and information that the Indemnified Party shall reasonably request. Notwithstanding anything herein stated, the Indemnified Party shall at all times have the right to participate fully in such defense at its own expense directly or through counsel, provided, however, if the named parties to the action or proceeding include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would constitute a conflict of interest, the expense of one firm of separate counsel for all Indemnified Parties shall be paid for by the Indemnifying Party. If no such notice of intent to dispute and defend is given by the Indemnifying Party, the Indemnified Party shall, at the expense of the Indemnifying Party, undertake the defense of (with counsel selected by the Indemnified Party), and shall have the right to compromise or settle (exercising reasonable business judgment) such Indemnifiable Claim. If such Indemnifiable Claim is one that by its nature cannot be defended solely by the Indemnifying Party, then the Indemnified Party shall make available all information and assistance that the Indemnifying Party may reasonably request and shall cooperate with the Indemnifying Party in such defense.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

         8.1 FURTHER ASSURANCES. Whitewing and TRS shall execute and deliver or cause to be executed and delivered to one another such further instruments, documents, and conveyances and shall take such other action as may be reasonably required to more effectively carry out the terms and provisions of this Agreement, the Offer and the transactions contemplated hereby.

         8.2 AMENDMENT OF AGREEMENT. Whitewing and TRS may at any time amend, modify, and supplement this Agreement in such manner as may be mutually agreed upon by them in writing at any time.

         8.3 WAIVER. Any of the terms or conditions of this Agreement, except for the conditions set forth in Sections 5.2 and 5.3 hereof, may be waived at any time prior to the Closing by the party which is entitled to the benefit thereof. No waiver on the part of any of the parties hereto of any term, provision or condition hereof or breach thereof shall constitute a precedent, nor bind any party hereto to a waiver of any other term, provision or condition of this Agreement or any other or succeeding breach of the same or any other term, provision of condition hereof.

         8.4 TERMINATION. This Agreement may be terminated and the Offer abandoned at any time by (i) Whitewing or TRS, upon notice to the other party, if the Offer is not completed by April 30, 2002, or (ii) the mutual consent of Whitewing and TRS.

         8.5 NOTICES. Any notices to be given pursuant to this Agreement shall be in writing and shall be deemed to have been given at the time when mailed by registered or certified mail, return receipt requested, or by overnight delivery service requiring signature of the receiving party, or when delivered in person, or upon receipt of a facsimile transmission, provided that the recipient has specifically acknowledged by telephone receipt of such facsimile transmission, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

         IF TO TRS:
         ---------
         Thomas A. Cattani, General Counsel
         Total Recycling Services
         430 Victoria Terrace
         Ridgefield, NJ 0765757

         IF TO WHITEWING:
         Joseph Bianco, Chairman
         611 Broadway (Suite 307)
         New York, NY 10012

         with a copy to:

         Bruce H. Beckmann, Esq.
         Rosensteel & Beckmann LLC
         90 Park Avenue
         New York, New York 10016

provided, however, that any notice of change of address shall be effective only upon receipt.

         8.6 ASSIGNMENT. This Agreement shall not be assigned by any party without the consent of each other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         8.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall be deemed to be one and the same instrument. Facsimile versions of signed documents shall be deemed to be original documents for purpose of the Closing.

         8.8 HEADINGS. The headings of this Agreement are for convenience of reference only and shall not affect in any manner any of the terms and conditions hereof.

         8.9 PUBLICITY. No party shall issue any press release or make any public statement regarding the transactions contemplated hereby, without the prior approval of the other parties, which will not be unreasonably withheld; except that if, after discussion between the parties or their counsel, in the opinion of any party's counsel, such party is required under any applicable law or regulation to make a public statement or announcement, such party shall be permitted to issue the legally required statement or announcement. 8.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any principles of conflicts of law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers on the day and year first above written.

WHITEWING LABS, INC.

By: /s/ Andrew T. Libby, Jr.
   -----------------------------------------
         Andrew T. Libby, Jr.
         President


TOTAL FILTER RECYCLING, INC.,
D.B.A. TOTAL RECYCLING SERVICES

By: /s/ Andrew V. Latham, Jr.
   -----------------------------------------
         Andrew V. Latham, Jr.
         President

                                   SCHEDULE A
                LIST OF DIRECTORS OF WHITEWING FOLLOWING CLOSING

Members of the Board of Directors:
1.       Joseph Bianco (Chairman)
2.       Andrew Latham, Jr.
3.       Bruce Raben
4.       Norman Raben

                                LIST OF EXHIBITS


EXHIBIT A         SHAREHOLDER'S CERTIFICATE AND ACCREDITED INVESTOR
                  REPRESENTATIONS

EXHIBIT B         STOCK POWER

EXHIBIT C         AUDITED FINANCIAL STATEMENTS FOR TRS FOR THE PERIOD ENDED
                  DECEMBER 31, 2000

EXHIBIT D         AUDITED FINANCIAL STATEMENTS FOR TRS FOR THE PERIOD ENDED
                  DECEMBER 31, 2001

EXHIBIT E         REGISTRATION RIGHTS AGREEMENT--Certain TRS Shareholders

EXHIBIT F         REGISTRATION RIGHTS AGREEMENT--Certain Whitewing Shareholders

EXHIBIT G         TRS OFFICER'S CERTIFICATE

EXHIBIT H         TRS SECRETARY'S CERTIFICATE

EXHIBIT I         WHITEWING OFFICER'S CERTIFICATE

EXHIBIT J         WHITEWING SECRETARY'S CERTIFICATE

EXHIBIT A
Shareholder's Certificate and Accredited Investor Representation


The purpose of this Certificate is to provide information to Whitewing Labs, Inc., a Delaware corporation ("Whitewing"), regarding your qualifications to exchange shares of Common Stock of Total Filter Recycling, Inc. d/b/a Total Recycling Services, a New Jersey corporation ("TRS") for shares of common stock, par value $.001 per share of Whitewing (the "Whitewing Common Stock"), pursuant to an Exchange Offer (the "Offer") on the terms and conditions more fully set forth in the Exchange Offer Agreement, dated April [ ], 2002 between Whitewing and TRS (the "Agreement").

The Whitewing Common Stock is being offered in the Offer without registration under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state. Under the Act and/or certain State Laws, Whitewing may be required to determine that an individual meets certain suitability requirements before exchanging the Whitewing Common Stock to such individual or entity. Please note that (i) Whitewing and its counsel will rely upon the information contained therein for purposes of such determination, and (ii) the Whitewing Common Stock will not be registered under the Act nor under the securities laws of any state in reliance upon exemptions from the registration provisions thereof.

Pursuant to Section 1.3 of the Agreement, you must either certify that you are an "accredited investor" pursuant to Part A hereof, or make the representations in Part B hereof. If you have any questions concerning this Questionnaire, please call Bruce H. Beckmann, Esq. at: (212) 808-4848.

Your answers will be kept confidential. However, by signing this Questionnaire, you agree that Whitewing may present it to such parties as it deems appropriate if called upon to establish Whitewing's entitlement to an exemption under the Act or any applicable State Laws.

Part A - If you are an accredited investor - please check the provisions that apply

         I am an accredited investor (as defined in Rule 501(a) of Regulation D of the rules promulgated under the Act) because (check each appropriate description):

         __________ I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

         _________ I am a natural person who had individual income exceeding $200,000 in each of the two most recent years or joint income with my spouse exceeding $300,000 in each of those years and I have a reasonable expectation of reaching the same income level in the current year.

         __________ I am an accredited investor for the following reasons:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

Part B If you are not an accredited investor, and have not completed Part A - please note that by signing at the bottom of this form you are making the following representation.

         I hereby represent and warrant that:

1. I am not an "underwriter" or "dealer", as such terms are defined in Sections 2(11) and 2(12) of the Act, respectively; and

2. I shall not receive Whitewing Common Stock pursuant to any "public offering" as such term is used in Sections 4(2) of the Act.


The foregoing responses are complete and accurate to the best of my knowledge and belief. I will provide such further information as may be requested by Whitewing to verify my responses. I will notify Whitewing in writing regarding any material change in my responses prior to the closing of the Offer. Absent such notification, the issuance of Whitewing Common Stock in my name shall be deemed to be an automatic affirmation by me of the truth and accuracy or the statements and information set forth above.


Dated:
       --------------   --------------------------------------------------------
                                    Name of prospective shareholder
                                        (please type or print)



                        --------------------------------------------------------
                        Signature of prospective shareholder


                        --------------------------------------------------------
                        --------------------------------------------------------
                        Name of Spouse, Joint Tenant, Tenant in Common, or other signer (please type or print)


                        --------------------------------------------------------
                        Signature of Spouse, Joint Tenant, Tenant in Common or other Signature, if required

EXHIBIT B
---------

                                   STOCK POWER
                                   -----------


For Value Received, _ __, _______________________ , of __ hereby sell, assign, and transfer unto WHITEWING LABS, INC., a corporation organized under the laws of the State of Delaware ("Whitewing") _____________ shares of the Common Stock with no par value of TOTAL FILTER RECYCLING, INC., D.B.A. TOTAL RECYCLING SERVICES, a corporation organized under the laws of the State of New Jersey ("TRS") standing in _________________ name on the books of TRS represented by Certificate(s) No. _________________ herewith, and do hereby irrevocably constitute and appoint Frances Latham, Secretary of TRS and/or Thomas A. Cattani, Vice President and General Counsel of TRS, to transfer the said stock on the books of TRS with full power of substitution in the premises.


Signed:
       --------- ------------------------------------------------------

Name Printed:
             ----------------------------------------------------------

Dated: _______________________, 2002


In Presence of:
                  -----------------------------------------------------


NOTICE: The signature(s) to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration, or any change whatsoever.


EXHIBITS C & D

WAIVED

EXHIBIT E
---------
                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of April 16, 2002 by and between WHITEWING LABS, INC., a corporation organized and existing under the laws of the State of California (the "Corporation"), and the undersigned purchasers of the Corporation's Common Stock (the "Investors").

                                   WITNESSETH:
                                   -----------

         WHEREAS, immediately prior to the execution of this agreement the Investors were holders of Common Stock, par value $0.01 per share (the "TRS Common Stock") of Total Filter Recycling, Inc., d.b.a. Total Recycling Services, a corporation organized under the laws of the State of New Jersey ("TRS");

         WHEREAS, on the date hereof, the Investors have exchanged their shares of TRS Common Stock for shares of common stock, par value $0.001 per share, of the Corporation (the "Common Stock"), pursuant to an exchange offer (the "Offer") under the terms and conditions of an Exchange Offer Agreement dated as of April 16, 2002 (the "Exchange Offer Agreement");

         Whereas, in connection with the Offer and pursuant to the Exchange Offer Agreement, the Corporation has agreed to grant the Investors certain rights with respect thereto, which rights are more fully set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and valuable consideration set forth herein, and intending to be legally bound hereby, the parties agree as follows:

         Section 1. CERTAIN DEFINITIONS

         As used in this Agreement, unless the context otherwise requires:

          "HOLDER" shall mean any of the Investors owning of record Registrable Securities that have not been sold to the public.

         "REGISTRABLE SECURITIES" shall mean (a) all the shares of Common Stock issued or issuable upon the conversion of shares of the Common Stock that are now owned or may hereafter be acquired by any Holder or its permitted successors and assigns, and any other shares of Common Stock acquired by such Holder; and
(b) any shares of Common Stock of the Corporation issued (or issuable upon conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of all such shares of Common Stock described in clause (a) of this definition; excluding in all cases, however, (i) any Registrable Securities sold pursuant to registration under the Securities Act or (ii) any Registrable Security sold pursuant to Rule 144 (or similar or successor rule) promulgated under the Securities Act.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time.

         DEMAND REGISTRATION.
         -------------------

                  2.1 REGISTRATION OF REGISTRABLE SECURITIES. Within ninety (90) days after the date hereof, the Corporation shall effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities, subject only the limitations of this Section 2.

                  2.2 REGISTRATION PROCEDURES. Whenever any Registrable Securities are to be registered pursuant to this Agreement, the Corporation shall use commercially reasonable efforts to effect the registration of such Registrable Securities (including the registration of Common Stock held by a holder of Registrable Securities requesting registration as to which the

Corporation has received reasonable assurances that only Registrable Securities shall be distributed to the public), and pursuant thereto the Corporation shall as expeditiously as possible:

                  (a) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

                  (b) Notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder;

                  (c) Use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as may be necessary to effect registration as any Holder reasonably requests (provided that the Corporation shall not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (b) subject itself to taxation in any such jurisdiction, or (c) consent to general service of process in any such jurisdiction);

                  (d) Notify each potential seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any Holder that is a potential seller of Registrable Securities pursuant to such prospectus, the Corporation shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Investors of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (e) Cause all such Registrable Securities to be listed alongside other shares of Common Stock on the over the counter bulletin board of the Nasdaq Stock Market;

                  (f) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (g) If any such registration or comparable statement refers to any Holder by name or otherwise as the Holder of any securities of the Corporation and if, in its sole and exclusive judgment, such Holder is or might be deemed to be an underwriter or a controlling person of the Corporation, such Holder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such Holder and presented to the Corporation in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Corporation's securities covered thereby and that such holding does not imply that such Holder shall assist in meeting any future financial requirements of the Corporation, or (b) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder; PROVIDED that with respect to this clause (b) such Holder shall furnish to the Corporation an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Corporation;

                  (h) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement, the Corporation shall use its best efforts promptly to obtain the withdrawal of such order;

                  (i) Use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary; and

Notwithstanding the foregoing, the Corporation may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed one hundred and twenty (120) days in the aggregate during any twelve-month period, if the Corporation has been advised by legal counsel that such filing would require a special audit or the disclosure of material nonpublic information or a material impending transaction or other matter and the Corporation's Board of Directors determines reasonably and in good faith that such disclosure would be inappropriate or inadvisable.

                  2.3 REGISTRATION EXPENSES. (a) All expenses incident to the Corporation's performance of or compliance with this SECTION 2, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters and other Persons retained by the Corporation (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Section, except that the Corporation shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any regularly scheduled annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Corporation are then listed or on the NASD automated quotation system.

                   (b) To the extent Registration Expenses are not required to be paid by the Corporation, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

                  2.4 INDEMNIFICATION. (a) the Corporation agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein, or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein, or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such holder with a sufficient number of copies of the same.

                  (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use in such registration statement or prospectus; PROVIDED that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (b) unless in the written opinion of legal counsel to such indemnified or indemnifying parties a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Corporation also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Corporation's indemnification is unavailable for any reason.

                  2.5 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any registration hereunder which is underwritten unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; PROVIDED that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Corporation or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Corporation or the underwriters with respect thereto, except as otherwise provided in this SECTION 2.

         ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the Corporation and the Investors pertaining to its subject matter and supersedes and replaces all prior oral or written agreements between the Corporation and the Investors pertaining to such subject matter.

                  Section 4. AMENDMENTS. The terms of this Agreement may be amended, and the observance of any term herein may be waived, but only with the written consent of the Corporation and the Investors.

                  Section 5. NOTICES GENERALLY. Any notice, request, consent, other communication or delivery pursuant to the provisions hereof shall be in writing and shall be sent by one of the following means: (i) by registered or certified first class mail, postage prepaid, return receipt requested; (ii) by facsimile transmission with confirmation of receipt; (iii) by overnight courier service; or (iv) by personal delivery, and shall be properly addressed:

                  IF TO THE CORPORATION:
                  ---------------------

                  Whitewing Labs Inc.
                  611 Broadway (Suite 307)
                  New York, NY 10012
                  Attn.  Joseph Bianco, Chairman


         with a copy to:

                  Bruce H. Beckmann, Esq.
                  Rosensteel & Beckmann LLC
                  90 Park Avenue
                  New York, New York 10016


                  IF TO THE INVESTORS:
                  -------------------

                  At the last record address of each Investor as appears on the books of the Corporation.

                  Section 6. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns.

                  Section 7. GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such State.

                  Section 8. COUNTERPARTS. This Agreement may be executed in any number of counterparts (including by facsimile), each of which when executed and delivered shall be an original, but which counterparts together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date by their respective authorized officers as set forth below. WHITEWING LABS, INC.


By:
         -----------------------------------
         Name:
         Title:


INVESTORS

Per annexed Investor Signature Page

                             INVESTOR SIGNATURE PAGE

1.       ______________________________

2.       ______________________________

3.       ______________________________

4.       ______________________________

5.       ______________________________

6.       ______________________________

7.       ______________________________

8.       ______________________________

9.       ______________________________

10.      ______________________________

11.      ______________________________

12.      ______________________________

13.      ______________________________

14.      ______________________________

15.      ______________________________

16.      ______________________________

17.      ______________________________

18.      ______________________________

19.      ______________________________

20.      ______________________________

21.      ______________________________

22.      ______________________________

23.      ______________________________

24.      ______________________________

25.      ______________________________

26.      ______________________________

27.      ______________________________

28.      ______________________________

29.      ______________________________

30.      ______________________________

31.      ______________________________

32.      ______________________________

33.      ______________________________

34.      ______________________________

35.      ______________________________

36.      ______________________________

37.      ______________________________

38.      ______________________________

39.      ______________________________

40.      ______________________________

41.      ______________________________

42.      ______________________________

43.      ______________________________

44.      ______________________________

45.      ______________________________

46.      ______________________________

47.      ______________________________

48.      ______________________________

49.      ______________________________

50.      ______________________________

EXHIBIT F

                          REGISTRATION RIGHTS AGREEMENT
                        (Certain Whitewing Shareholders)


         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of April 15, 2002 by and between WHITEWING LABS, INC., a corporation organized and existing under the laws of the State of Delaware(the "Corporation"), and W-NET, INC., ANDREW T. LIBBY, JR. and DOUGLAS JACOBSON (the "Selling Stockholders").

                                   WITNESSETH:
                                   ----------

         WHEREAS, the Selling Stockholders are sellers of Common Stock, par value $0.001 per share (the "Whitewing Common Stock") of the Corporation; and

         WHEREAS, paragraph 6 of the letter of intent between the Corporation and Total Filter Recycling, Inc. d.b.a Total Recycling Services, a corporation organized under the laws of the State of New Jersey ("TRS") dated January 31, 2002 provides that the parties enter into this Agreement in connection with the acquisition of TRS by the Corporation;

         NOW, THEREFORE, in consideration of the mutual promises and valuable consideration set forth herein, and intending to be legally bound hereby, the parties agree as follows:

         Section 1. CERTAIN DEFINITIONS

         As used in this Agreement, unless the context otherwise requires:

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time.

          "SELLING STOCKHOLDER" shall mean any of the Selling Stockholders owning of record Registerable Securities that have not been sold to the public.

         "REGISTERABLE SECURITIES" shall mean shares of Whitewing Common Stockheld on the date hereof, as follows:

W-Net, Inc.:           3,468,000 shares
Andrew T. Libby, Jr.:    203,500 shares
Douglas E. Jacobson:     203,500 Shares

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time.

SECTION 2. DEMAND REGISTRATION.
------------------------------

                  2.1 REGISTRATION OF REGISTERABLE SECURITIES. As soon as practicable, but not more than ninety (90) days after the closing of the acquisition of TRS by the Corporation, the Corporation shall effect the registration under the Securities Act and the Exchange Act of all Registerable Securities, subject only the limitations of this Section 2.

                  2.2 REGISTRATION PROCEDURES. Whenever any Registerable Securities are to be registered pursuant to this Agreement, the Corporation shall use commercially reasonable efforts to effect the registration of such Registerable Securities, subject to Section 2.1, and the Corporation shall as expeditiously as possible:

                  (a) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registerable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Corporation shall furnish to the counsel selected by the Selling Stockholders of a majority of the Registerable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

                  (b) Notify each Selling Stockholder of Registerable Securities of the effectiveness of each registration statement filed hereunder;

                  (c) Use commercially reasonable efforts to register or qualify such Registerable Securities under such other securities or blue sky laws of such jurisdictions as may be necessary to effect registration as any Selling Stockholder reasonably requests (provided that the Corporation shall not be required to(a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (b) subject itself to taxation in any such jurisdiction, or (c) consent to general service of process in any such jurisdiction);

                  (d) Notify each Selling Stockholder who holds unsold Registerable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any Selling Stockholder that is a potential seller of Registerable Securities pursuant to such prospectus, the Corporation shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Selling Stockholders of such Registerable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (e) Cause all such Registerable Securities to be listed alongside other shares of Whitewing Common Stock on the over the counter bulletin board of the Nasdaq Stock Market;

                  (f) Continuously engage a transfer agent and registrar for all such Registerable Securities;

                  (g) If any such registration or comparable statement refers to any Selling Stockholder by name or otherwise as the Selling Stockholder of any securities of the Corporation and if, in its sole and exclusive judgment, such Selling Stockholder is or might be deemed to be an underwriter or a controlling person of the Corporation, such Selling Stockholder shall have the right to require (a) the insertion therein of language, in form and substance satisfactory to such Selling Stockholder and presented to the Corporation in writing, to the effect that the holding by such Selling Stockholder of such securities is not to be construed as arecommendation by such Selling Stockholder of the investment quality of the Corporation's securities covered thereby and that such holding does not imply that such Selling Stockholder shall assist in meeting any future financial requirements of the Corporation, or (b) in the event that such reference to such Selling Stockholder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Selling Stockholder; PROVIDED that with respect to this clause (b) such Selling Stockholder shall furnish to the Corporation an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Corporation;

                  (h) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement, the Corporation shall use its best efforts promptly to obtain the withdrawal of such order;

                  (i) Use its best efforts to cause such Registerable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary; and

Notwithstanding the foregoing, the Corporation may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed one hundred and twenty (120) days in the aggregate during any twelve-month period, if the Corporation has been advised by legal counsel that such filing would require a special audit or the disclosure of material nonpublic information or a material impending transaction or other matter and the Corporation's Board of Directors determines reasonably and in good faith that such disclosure would be harmful to the Corporation's business or prospects (financial or otherwise).

                  2.3 REGISTRATION EXPENSES. All expenses incident to the Corporation's performance of or compliance with this SECTION 2, including without limitation all registration and filing fees, fees and expenses ofcompliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Corporation and all independent certified public accountants, underwriters and other Persons retained by the Corporation (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Section, except that the Corporation shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any regularly scheduled annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Corporation are then listed or on the NASD automated quotation system.

                  2.4 INDEMNIFICATION. (a) the Corporation agrees to indemnify, to the extent permitted by law, each Selling Stockholder of Registerable Securities against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein, or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such Selling Stockholder expressly for use therein, or by such Selling Stockholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such Selling Stockholder with a sufficient number of copies of the same..

                  (b) In connection with any registration statement in which a Selling Stockholder of Registerable Securities is participating, each such Selling Stockholder shall furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Corporation, its directors and officers and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Selling Stockholder expressly for use in such registration statement or prospectus; PROVIDED that the obligation to indemnify shall be individual, not joint and several, for each Selling Stockholder and shall be limited to the net amount of proceeds received by such Selling Stockholder from the sale of Registerable Securities pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (b) unless in the written opinion of legal counsel to such indemnified or indemnifying parties a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Corporation also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Corporation's indemnification is unavailable for any reason.

                  Section 2.5. CONSEQUENCES OF FAILURE TO REGISTER. In the event the Corporation willfully fails to fails to satisfy the requirement of Section 2.2(a) within the time period provided, and said default continues for ten (10) business days following notice to cure, the Corporation shall promptly issue to each of the Selling Stockholders such number of additional shares of the Corporation's common stock as is determined by multiplying the number of Registerable Shares owned by such Selling Stockholder by twenty-five percent, which shares shall be added to and become Registerable Securities which the Corporation, without being relieved of its obligations under this Section 2, shall be required to include in the registration statement required hereby. Each such subsequent failure to satisfy the requirements of Section 2.2(a), as determined in consecutive periods of ninety (90) days shall reinvoke the provisions of this Section 2.5, which shall be applied anew.

                  Section 3. ENTIRE AGREEMENT.This Agreement sets forth the entire understanding between understanding between the Corporation and the Selling Stockholders pertaining to its subject matter and supersedes and replaces all prior oral or written agreements between the Corporation and the Selling Stockholders pertaining to such subject matter.

                  Section 4. AMENDMENTS. The terms of this Agreement may be amended, and the observance of any term herein may be waived, but only with the written consent of the Corporation and the Selling Stockholders.

                  Section 5. NOTICES GENERALLY. Any notice, request, consent, other communication or delivery pursuant to the provisions hereof shall be in writing and shall be sent by one of the following means: (i) by registered or certified first class mail, postage prepaid, return receipt requested; (ii) by facsimile transmission with confirmation of receipt; (iii) by overnight courier service; or (iv) by personal delivery, and shall be properly addressed:

                  IF TO THE CORPORATION:
                  ---------------------

                  Whitewing Labs Inc.
                  611 Broadway (Suite 307)
                  New York, NY 10012
                  Attn.  Joseph Bianco, Chairman

                  with a copy to:

                  Bruce H. Beckmann, Esq.
                  Rosensteel & Beckmann LLC
                  90 Park Avenue
                  New York, New York 10016

                  IF TO THE SELLING STOCKHOLDERS:
                  ------------------------------

                  At the last record address of each Investor as appears on the books of the Corporation.

                  SECTION 6. SUCCESSORS AND ASSIGNS. THIS AGREEMENT SHALL BIND AND INURE TO THE BENEFIT OF AND BE ENFORCEABLE BY THE PARTIES HERETO AND THEIR RESPECTIVE PERMITTED SUCCESSORS AND ASSIGNS.

                  SECTION 7. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

                  Section 8. COUNTERPARTS. This Agreement may be executed in any number of counterparts (including by facsimile), each of which when executed and delivered shall be an original, but which counterparts together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date by their respective authorized officers as set forth below. WHITEWING LABS, INC.


By:
         -----------------------------------
         Name:
         Title:


SELLING STOCKHOLDERS

W-NET, INC.

By:
       ---------------------------
         David Weiner, Pres.


       ---------------------------
         ANDREW T. LIBBY, JR.


       ---------------------------
         DOUGLAS JACOBSON

EXHIBIT G

                           TOTAL FILTER RECYCLING, INC
                              OFFICER'S CERTIFICATE


I, Andrew V. Latham, Jr., being the duly elected and acting President of TOTAL FILTER RECYCLING, INC. D.B.A. TOTAL RECYCLING SERVICES, a corporation organized under the laws of the State of New Jersey ("TRS"), hereby certify pursuant to
Section 5.4 of the Exchange Offer Agreement dated April ____, 2002 between WHITEWING LABS, INC., a corporation organized under the laws of the State of Delaware ("Whitewing") and TRS (the "Agreement") as follows:

1. The representations and warranties of TRS set forth at Article II of the Agreement were true and correct in all material respects on the date of the Agreement and are true and correct in all material respects on the date hereof;

2. TRS has successfully completed a funding round of new equity financing in the amount of $600,000 or more;

3. Shares representing at least 95% of the total amount of issued and outstanding TRS Common Stock have been duly and validly tendered into the Offer by TRS Shareholders prior to the Expiration Date in accordance with the terms of the Offer; and

4. Each Tendering Shareholder has duly and validly executed the Shareholder Transmittal Forms.

Capitalized terms used herein shall have the same meaning ascribed to them in the Agreement unless otherwise defined herein

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of April, 2002.



                                             TOTAL FILTER RECYCLING, INC.


                                             By: ___________________________
                                                  ANDREW V. LATHAM, JR.
                                                  President

EXHIBIT H

                          TOTAL FILTER RECYCLING, INC.
                             SECRETARY'S CERTIFICATE


I, Frances Latham, hereby certify pursuant to Section 5.4 of the Exchange Offer Agreement, dated April ___, 2002 (the "Agreement") between TOTAL FILTER RECYCLING, INC. D.B.A. TOTAL RECYCLING SERVICES, a corporation organized under the laws of the State of New Jersey ("TRS") and WHITEWING LABS, INC., a corporation organized under the laws of the State of Delaware, that I am the duly elected, qualified and acting Secretary of TRS, and that as such, I am authorized to execute and deliver this certificate in the name and on behalf of TRS and further certify on behalf of TRS as follows:

1. Attached hereto as Schedule A is a true and correct copy of the resolutions adopted by the Board of Directors of TRS on April ___, 2002 and such resolutions have not been amended, rescinded, or modified and are in full force and effect as of the date hereof, and constitute all of the resolutions adopted by the Board of Directors of TRS or any committee thereof concerning the transactions contemplated by the Agreement.

2. Andrew V. Latham, has been at all times since January 1, 2002 a duly elected officer of TRS and the signature of such person appearing opposite his name below is his genuine signature:

      NAME:                  POSITION:                          SIGNATURE:
      -----                  ---------                          ----------

Andrew V. Latham, Jr.        President                __________________________


IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of April, 2002.


                                         TOTAL FILTER RECYCLING, INC.


                                         By:    ___________________________
                                                    FRANCES LATHAM
                                                    Secretary

EXHIBIT I

                              WHITEWING LABS, INC.
                              OFFICER'S CERTIFICATE


I, Andrew T. Libby, Jr., being the duly elected and acting President of WHITEWING LABS, INC., a corporation organized under the laws of the State of Delaware ("Whitewing"), hereby certify pursuant to Section 6.1 of the Exchange Offer Agreement, dated April ___, 2002 between TOTAL FILTER RECYCLING, INC. D.B.A. TOTAL RECYCLING SERVICES, a corporation organized under the laws of the State of New Jersey ("TRS") and Whitewing (the "Agreement"), as follows:

1. The representations and warranties of Whitewing set forth in Article III of the Agreement were true and correct in all material respects on the date of the Agreement and are true and correct in all material respects on the date hereof.

Capitalized terms used herein shall have the same meaning ascribed to them in the Agreement unless otherwise defined herein

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of April, 2002.


                                           WHITEWING LABS, INC.


                                           By: ___________________________
                                                ANDREW T. LIBBY, JR.
                                                President

EXHIBIT J

                              WHITEWING LABS, INC.
                             SECRETARY'S CERTIFICATE


I, David Eisenstein, hereby certify pursuant to Section 6.1 of the Exchange Offer Agreement dated as of April ,2002 (the "Agreement") between WHITEWING LABS, INC., a corporation organized under the laws of the State of Delaware ("Whitewing") and TOTAL FILTER RECYCLING, INC. D.B.A. TOTAL RECYCLING SERVICES, a corporation organized under the laws of the State of New Jersey, that I am the duly elected, qualified and acting Secretary of Whitewing, and that as such, I am authorized to execute and deliver this certificate in the name and on behalf of Whitewing and further certify on behalf of Whitewing as follows:

3. Attached hereto as Schedule A is a true and correct copy of the resolutions adopted by the Board of Directors of Whitewing on April ___, 2002 and such resolutions have not been amended, rescinded, or modified and are in full force and effect as of the date hereof, and constitute all of the resolutions adopted by the Board of Directors of Whitewing or any committee thereof concerning the transactions contemplated by the Agreement.

4. Andrew T. Libby, Jr., has been at all times since January 1, 2002 a duly elected officer of Whitewing and the signature of such person appearing opposite his name below is his genuine signature:

         NAME:                     POSITION:                    SIGNATURE
         -----                     ---------                    ---------

Andrew T. Libby, Jr.               President               _____________________

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of April, 2002.


                                                 WHITEWING LABS, INC.


                                                 By: ___________________________
                                                      DAVID EISENSTEIN
                                                      Acting Secretary